Exhibit 99.1

INTERACTIVE BROKERS GROUP, INC.

— — —

QUARTERLY FINANCIAL AND OPERATING DATA

FOR 2006 AND THE FIRST QUARTER OF 2007

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

TRADE VOLUMES:

(in 000’s, except %)

							Average Trades
	Market Making	% change over	Brokerage	% change over	Total	% change over	per US
Period	Trades	prior period	trades	prior period	Trades	prior period	Trading Day
1Q2006	15,185		15,434		30,619		494
2Q2006	16,497	9%	16,861	9%	33,358	9%	529
3Q2006	16,952	3%	15,095	-10%	32,047	-4%	509
4Q2006	17,409	3%	16,677	10%	34,086	6%	541
1Q2007	22,844	31%	20,010	20%	42,854	26%	703

CONTRACT AND SHARE VOLUMES:

(in 000’s, except %)

TOTAL
	Options	% change over	Futures*	% change over	Stocks	% change over
Period	(contracts)	prior period	(contracts)	prior period	(shares)	prior period
1Q2006	136,272		13,217		7,814,068
2Q2006	154,777	14%	16,673	26%	9,286,784	19%
3Q2006	130,966	-15%	16,112	-3%	8,697,086	-6%
4Q2006	141,609	8%	16,419	2%	8,695,471	0%
1Q2007	159,056	12%	18,643	14%	10,422,130	20%

MARKET MAKING
	Options	% change over	Futures*	% change over	Stocks	% change over
Period	(contracts)	prior period	(contracts)	prior period	(shares)	prior period
1Q2006	89,704		3,097		4,645,467
2Q2006	104,348	16%	4,233	37%	6,059,452	30%
3Q2006	85,760	-18%	3,949	-7%	5,268,608	-13%
4Q2006	92,118	7%	3,540	-10%	5,206,850	-1%
1Q2007	99,603	8%	3,586	1%	5,978,287	15%

BROKERAGE
	Options	% change over	Futures*	% change over	Stocks	% change over
Period	(contracts)	prior period	(contracts)	prior period	(shares)	prior period
1Q2006	46,568		10,120		3,168,601
2Q2006	50,429	8%	12,440	23%	3,227,332	2%
3Q2006	45,206	-10%	12,163	-2%	3,428,478	6%
4Q2006	49,491	9%	12,879	6%	3,488,621	2%
1Q2007	59,453	20%	15,057	17%	4,443,843	27%

*                    Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

OPERATING DATA

ELECTRONIC BROKERAGE STATISTICS:

(in 000’s)

Period	Total Accounts	Customer Equity*	Cleared DARTs	Total Customer DARTs
1Q2006	67	$4,600,000	151	192
2Q2006	72	$5,100,000	167	207
3Q2006	74	$5,400,000	151	185
4Q2006	77	$6,100,000	158	199
1Q2007	82	$6,900,000	190	245

*                    End of period data

MARKET SHARE DATA

For exchange traded equity options

Period	U.S. Market Share	Global Market Share

1Q2006	21.7%	15.6%
2Q2006	22.6%	16.7%
3Q2006	21.1%	15.8%
4Q2006	20.2%	15.5%
1Q2007	19.9%	14.8%

IBG LLC AND SUBSIDIARIES

SEGMENT FINANCIAL DATA

(UNAUDITED)

		1Q2006	2Q2006	3Q2006	4Q2006	1Q2007
		(dollars in millions)

Market Making	Net revenues	$263.1	$211.8	$264.6	$215.2	$233.3
	Non-interest expenses	68.5	77.3	71.3	74.8	79.3

	Income before income taxes	$194.6	$134.5	$193.3	$140.4	$154.0

Electronic Brokerage	Net revenues	$65.2	$76.2	$75.4	$81.6	$94.5
	Non-interest expenses	43.4	46.7	49.2	60.5	59.8

	Income before income taxes	$21.8	$29.5	$26.2	$21.1	$34.7

Corporate	Net revenues	$0.3	$2.8	$(0.2)	$(3.6)	$3.0
	Non-interest expenses	1.3	2.4	(0.8)	(3.8)	1.4

	Income before income taxes	$(1.0)	$0.4	$0.6	$0.2	$1.6

Total	Net revenues	$328.6	$290.8	$339.8	$293.2	$330.8
	Non-interest expenses	113.2	126.4	119.7	131.5	140.5

	Income before income taxes	$215.4	$164.4	$220.1	$161.7	$190.3

Note:  Presentation of Financial Data

On May 3, 2007, Interactive Brokers Group, Inc. (“IBG, Inc.”) priced its initial public offering (“IPO”) and purchased a 10.0% interest in IBG LLC.  The historical financial statements for March 31, 2007 and prior periods set forth herein reflect the results of operations for IBG LLC and its subsidiaries, without giving effect to the IPO and related transactions.  The pro forma effects of the IPO for the quarters in the period from January 1, 2006 through March 31, 2007 are separately set forth herein.

IBG LLC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

	1Q2006	2Q2006	3Q2006	4Q2006	1Q2007
	(dollars in millions)

Revenues:
Trading gains	$225.4	$176.2	$229.5	$174.0	$198.8
Commissions and execution fees	39.4	45.8	42.8	46.4	56.3
Interest income	132.1	160.5	183.3	196.2	184.5
Other income	25.5	21.0	18.7	20.0	24.7

Total revenues	422.4	403.5	474.3	436.6	464.3

Interest expense	93.8	112.7	134.5	143.4	133.5

Total net revenues	328.6	290.8	339.8	293.2	330.8

Non-interest expenses:
Execution and clearing	71.3	82.8	76.7	82.5	90.2
Employee compensation and benefits	28.7	27.1	28.3	26.0	32.8
Occupancy, depreciation and amortization	5.5	6.2	5.1	5.9	6.0
Communications	2.7	3.2	3.2	3.5	3.4
General and administrative	5.0	7.1	6.4	13.6	8.1

Total non-interest expenses	113.2	126.4	119.7	131.5	140.5

Income before income tax	215.4	164.4	220.1	161.7	190.3
Income tax expense	9.2	6.6	5.8	5.8	6.1

Net Income	$206.2	$157.8	$214.3	$155.9	$184.2

IBG LLC AND SUBSIDIARIES

MARKET MAKING STATEMENTS OF INCOME

(UNAUDITED)

	1Q2006	2Q2006	3Q2006	4Q2006	1Q2007
	(dollars in millions)

Revenues:
Trading gains	$225.7	$173.8	$229.8	$178.4	$193.5
Interest income	103.2	122.8	138.7	143.5	130.7
Other income	9.6	3.9	2.2	2.9	6.2

Total revenues	338.5	300.5	370.7	324.8	330.4

Interest expense	75.4	88.7	106.1	109.6	97.1

Total net revenues	263.1	211.8	264.6	215.2	233.3

Non-interest expenses:
Execution and clearing	45.1	54.4	47.1	51.5	53.1
Employee compensation and benefits	13.7	12.4	13.4	7.8	13.7
Occupancy, depreciation and amortization	2.7	3.0	2.1	2.8	2.7
Communications	1.5	1.6	1.7	1.8	1.7
General and administrative	5.5	5.9	7.0	10.9	8.1

Total non-interest expenses	68.5	77.3	71.3	74.8	79.3

Income before income tax	194.6	134.5	193.3	140.4	154.0
Income tax expense	8.5	5.9	5.4	5.1	5.5

Net Income	$186.1	$128.6	$187.9	$135.3	$148.5

IBG LLC AND SUBSIDIARIES

ELECTRONIC BROKERAGE STATEMENTS OF INCOME

(UNAUDITED)

	1Q2006	2Q2006	3Q2006	4Q2006	1Q2007
	(dollars in millions)

Revenues:
Commissions and execution fees	$39.4	$45.8	$42.8	$46.5	$56.3
Interest income	29.7	38.5	45.8	53.3	59.8
Other income	16.2	17.7	17.9	18.2	20.0

Total revenues	85.3	102.0	106.5	118.0	136.1

Interest expense	20.1	25.8	31.1	36.4	41.6

Total net revenues	65.2	76.2	75.4	81.6	94.5

Non-interest expenses:
Execution and clearing	26.2	28.4	29.7	31.1	37.1
Employee compensation and benefits	7.0	6.7	7.1	8.0	9.2
Occupancy, depreciation and amortization	1.3	1.6	1.4	1.5	1.4
Communications	1.2	1.5	1.6	1.7	1.7
General and administrative	7.7	8.5	9.4	18.2	10.4

Total non-interest expenses	43.4	46.7	49.2	60.5	59.8

Income before income tax	21.8	29.5	26.2	21.1	34.7
Income tax expense	0.5	0.5	0.2	0.5	0.4

Net Income	$21.3	$29.0	$26.0	$20.6	$34.3

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

(UNAUDITED)

		1Q2006	2Q2006	3Q2006	4Q2006	1Q2007
		(dollars in millions, except share and per share data)

Revenues:
Trading gains		$225.4	$176.2	$229.5	$174.0	$198.8
Commissions and execution fees		39.4	45.8	42.8	46.4	56.3
Interest income		132.1	160.5	183.3	196.2	184.5
Other income		25.5	21.0	18.7	20.0	24.7

Total revenues		422.4	403.5	474.3	436.6	464.3

Interest expense		93.8	112.7	134.5	143.4	133.5

Total net revenues		328.6	290.8	339.8	293.2	330.8

Non-interest expenses:
Execution and clearing		71.3	82.8	76.7	82.5	90.2
Employee compensation and benefits		28.7	27.1	28.3	26.0	32.8
Occupancy, depreciation and amortization		5.5	6.2	5.1	5.9	6.0
Communications		2.7	3.2	3.2	3.5	3.4
General and administrative (1)		5.0	7.1	6.4	13.8	8.1

Total non-interest expenses		113.2	126.4	119.7	131.7	140.5

Income before income tax		215.4	164.4	220.1	161.5	190.3
Income tax expense (2),(3)		16.0	12.4	12.8	11.0	12.0
Less — Minority interest (4)		(185.6)	(142.0)	(192.8)	(140.4)	(165.9)

Net income		$13.8	$10.0	$14.5	$10.1	$12.4

Earnings per share (5):	Shares
Basic	40,000,100	$0.34	$0.25	$0.36	$0.26	$0.31
Diluted	401,240,827	$0.34	$0.25	$0.36	$0.26	$0.31

See accompanying notes to unaudited pro forma consolidated statements of income.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

The pro forma consolidated statements of income of IBG, Inc. and subsidiaries are comprised of the historical consolidated statements of income of IBG LLC and subsidiaries adjusted to reflect the following items and transactions, as if such transactions had occurred as of January 1, 2006:

(1)                                  Gives effect to Delaware franchise taxes that will be payable, estimated at $0.165 million annually.

(2)                                  Pro forma income tax expense includes income tax expense adjustments comprised of  the sum of current income tax expense adjustments for these periods (referenced in this footnote 2) and deferred income tax expense adjustments for these periods (referenced in footnote 3 below). Additional current income tax expense on our 10.0% investment in IBG LLC would have been $2.7, $1.6, $2.8, $1.1 and $1.8 million, respectively, for each of the three months from the period ended March 31, 2006 through the period ended March 31, 2007. In addition to increased currently payable income taxes, we would have incurred increased deferred income tax expense (see footnote 3).

(3)                                  Pro forma income tax expense includes additional deferred income tax expense of $4.1 million for each of the three month periods reported, which expense is the result of the straight-line amortization of the deferred tax asset of $249.3 million arising from the acquisition of the 10.0% member interest in IBG LLC (see footnote 2 above).  This deferred tax asset will be amortized over 15 years.

(4)                                  Gives effect to the 90.0% interest in IBG LLC that IBG Holdings LLC has after the IPO and the Recapitalization transactions consummated in connection with the IPO. The adjustments are equal to 90.0% of IBG LLC’s total net income for each of the periods reported.

(5)                                  Basic pro forma earnings per share are calculated based on the estimated 40.0 million shares of Class A common stock and 100 shares of Class B common stock being outstanding. Diluted earnings per share are calculated based on an assumed purchase of all remaining IBG LLC membership interests held by IBG Holdings LLC and the issuance of a corresponding number of shares of Class A common stock, resulting in a total of 400.0 million shares deemed outstanding as of the beginning of each period. There is no impact on earnings per share for such purchase and issuance because 100% of net income before minority interest would be available to common stockholders as IBG Holdings LLC would no longer hold a minority interest, and the full difference between the book and tax basis of IBG LLC's assets would also be available for reducing income tax expense. Net income utilized to calculate diluted earnings per share would have been  $138, $100, $145, $104 and $124 million, respectively, for each of the three months from the period ended March 31, 2006 through the period ended March 31, 2007.

In addition, diluted weighted average common shares outstanding include 1.2 million shares of Class A common stock to be issued upon investment of accumulated earnings on return on investment dollar units in connection with the Recapitalization transactions consummated in connection with the IPO.  Shares of Class A common stock to be issued in connection with the employee incentive plan have been excluded from diluted weighted average common shares outstanding because such shares are non-dilutive.